UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2015 (July 8, 2015)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

 As noted in the Memorial Resource Development Corp. (the “Company”) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, filed with the Securities and Exchange Commission (“SEC”) on May 11, 2015 (“2015 Form 10-Q”), in February 2015, the Company and Memorial Production Partners LP (“MEMP”) completed a transaction (the “Property Swap”) in which the Company exchanged certain of its oil and gas properties in East Texas and non-core Louisiana for MEMP’s North Louisiana oil and gas properties and approximately $78.0 million in cash, subject to customary adjustments. Items 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 18, 2015 (“2014 Form 10-K”) have been retrospectively revised to give effect to the Property Swap by recasting certain historical segment financial information for comparability purposes.

In addition, pursuant to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered, Part I, Item 1 of the 2015 Form 10-Q and Item 8 of the 2014 Form 10-K have each been retrospectively revised to include a new note containing condensed consolidating financial information for all periods presented.

There have been no revisions or updates to any other sections of the 2014 Form 10-K or 2015 Form 10-Q.

On July 1, 2014, MEMP consummated its acquisition of oil and natural gas liquids properties in Wyoming from Merit Energy Company, LLC and certain of its affiliates (the “Acquisition”). This Current Report on Form 8-K includes as Exhibit 99.4 pro forma financial statements for the year ended December 31, 2014 reflecting the Acquisition. These pro forma financial statements supplement the Company’s previously filed financial statements relating to the Acquisition and are being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014, including notes thereto, which gives effect to the Acquisition and related financing transactions, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number		Description

23.1*	—	Consent of KPMG LLP

23.2*	—	Consent of Netherland, Sewell & Associates, Inc.

23.3*	—	Consent of Ryder Scott Company, L.P.

99.1*	—	Recast of Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

99.2*	—	Recast of Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

99.3*	—	Recast of Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015.

99.4*	—	Memorial Resource Development Corp.’s Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December, 31 2014.

99.5	—

Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K (File No. 001-36490) filed on July 2, 2014).

99.6	—

Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 001-36490) filed on March 18, 2015).

99.7	—

Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to Memorial Production Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 001-35364) filed on February 26, 2015).

99.8	—

Report of Ryder Scott Company, L.P. (incorporated by reference to Exhibit 99.2 to Memorial Production Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 001-35364) filed on February 26, 2015).

101.CAL*	—	XBRL Calculation Linkbase Document

101.DEF*	—	XBRL Definition Linkbase Document

101.INS*	—	XBRL Instance Document

101.LAB*	—	XBRL Labels Linkbase Document

101.PRE*	—	XBRL Presentation Linkbase Document

101.SCH*	—	XBRL Schema Document

*Filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: July 8, 2015	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number		Description

23.1*	—	Consent of KPMG LLP

23.2*	—	Consent of Netherland, Sewell & Associates, Inc.

23.3*	—	Consent of Ryder Scott Company, L.P.

99.1*	—	Recast of Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

99.2*	—	Recast of Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

99.3*	—	Recast of Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015.

99.4*	—	Memorial Resource Development Corp.’s Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December, 31 2014.

99.5	—

Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K (File No. 001-36490) filed on July 2, 2014).

99.6	—

Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 001-36490) filed on March 18, 2015).

99.7	—

Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to Memorial Production Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 001-35364) filed on February 26, 2015).

99.8	—

Report of Ryder Scott Company, L.P. (incorporated by reference to Exhibit 99.2 to Memorial Production Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 001-35364) filed on February 26, 2015).

101.CAL*	—	XBRL Calculation Linkbase Document

101.DEF*	—	XBRL Definition Linkbase Document

101.INS*	—	XBRL Instance Document

101.LAB*	—	XBRL Labels Linkbase Document

101.PRE*	—	XBRL Presentation Linkbase Document

101.SCH*	—	XBRL Schema Document

*Filed as an Exhibit to this Current Report on Form 8-K.